                                                                    EXHIBIT 99.1
                               LETTER OF TRANSMITTAL
                 TO ACCOMPANY CERTIFICATES REPRESENTING SHARES
                                       OF
                    DATRON SYSTEMS INCORPORATED COMMON STOCK
                                      FOR
                               TENDER IN EXCHANGE
                                      FOR
                                     SHARES
                                       OF
                      THE TITAN CORPORATION COMMON STOCK,
         PURSUANT TO THE EXCHANGE OFFER AND BASED ON THE EXCHANGE RATIO
                DESCRIBED IN THE PROSPECTUS, DATED JULY 9, 2001

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 3, 2001, UNLESS THE OFFER IS EXTENDED.

              THE EXCHANGE AGENT AND DEPOSITARY FOR THE OFFER IS:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                        BY OVERNIGHT COURIER
                                           59 Maiden Lane
                                         New York, NY 10038
                                     Attn: Titan Exchange Offer
            BY MAIL:                  FACSIMILE TRANSMISSION:                   BY HAND:
         59 Maiden Lane           (for eligible institutions only)           59 Maiden Lane
       New York, NY 10038                  (718) 234-5001                  New York, NY 10038
                                       CONFIRM BY TELEPHONE:
                                           (800) 937-5449
                                                 or
                                           (718) 921-8200

METHOD OF DELIVERY OF THE CERTIFICATE(S) IS AT THE OPTION AND RISK OF THE OWNER
                          THEREOF. SEE INSTRUCTION 1.

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FAX NUMBER OTHER THAN AS SET
      FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE
       AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED
            BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED
                                     BELOW.

THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

-----------------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF SHARES OF DATRON COMMON STOCK TENDERED
-----------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED WARRANT        DATRON CERTIFICATES AND SHARES OF DATRON COMMON STOCK TENDERED
   HOLDER(S) (PLEASE FILL IN EXACTLY AS NAME(S)                    (ATTACH ADDITIONAL LIST IF NECESSARY)
  APPEAR(S) ON CERTIFICATE(S) REPRESENTING SHARES
        OF DATRON COMMON STOCK (THE "DATRON
                  CERTIFICATES"))
-----------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER OF
                                                                              SHARES OF DATRON
                                                                                COMMON STOCK
                                                                               REPRESENTED BY      NUMBER OF SHARES OF
                                                      DATRON CERTIFICATE           DATRON             DATRON COMMON
                                                         NUMBER(S)(1)         CERTIFICATES(1)       STOCK TENDERED(2)
-----------------------------------------------------------------------------------------------------------------------

                                                          -------------------------------------------------------

                                                          -------------------------------------------------------

                                                          -------------------------------------------------------

                                                          -------------------------------------------------------

                                                          -------------------------------------------------------

                                                          -------------------------------------------------------

                                                          -------------------------------------------------------
                                                     Total number of shares of Datron Common Stock:
-----------------------------------------------------------------------------------------------------------------------
  (1) Need not be completed by Book-Entry stockholders.
  (2) Unless otherwise indicated, it will be assumed that all shares of Datron Common Stock represented by Datron
      Certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.
  / /  CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN, SEE INSTRUCTION 11.
-----------------------------------------------------------------------------------------------------------------------

    This Letter of Transmittal is to be used by stockholders of Datron Systems Incorporated ("Datron") if certificates representing shares of Datron Common Stock are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of shares of Datron Common Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures described under "The Transaction--Procedure for Tendering" in the Prospectus (as such term is defined below).

    Stockholders whose certificates representing shares of Datron Common Stock are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date of the Offer, as it may be extended (the "Expiration Date"), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their shares of Datron Common Stock according to the guaranteed delivery procedures described under "The Transaction--Guaranteed Delivery" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

/ /  CHECK HERE IF DATRON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    DTC Participant Number: ____________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF DATRON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any) or DTC Participant Number: ___________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution that Guaranteed Delivery: ______________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

    On June 24, 2001, The Titan Corporation, a Delaware corporation ("TITAN"), entered into a merger agreement with Datron Systems Incorporated, a Delaware corporation ("DATRON"), providing for Titan, through Gem Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Titan ("PURCHASER"), to acquire all of the outstanding shares of Datron common stock, par value $0.01 per share ("DATRON COMMON STOCK"), in an exchange offer (the "OFFER"), and a subsequent merger of Purchaser into Datron. Pursuant to the terms of the Offer, described in the prospectus, dated July 9, 2001 (as may from time to time be amended, supplemented or finalized, the "PROSPECTUS"), which was delivered to, and the receipt of which is hereby acknowledged by the undersigned holder of shares of Datron Common Stock along with this Letter of Transmittal, the undersigned hereby delivers the above-described shares of Datron Common Stock, and understands that each such share shall, pursuant to the terms of the Offer, be exchanged for a fraction of a share of Titan common stock, par value $0.01 per share ("TITAN COMMON STOCK"), based on an exchange ratio as described in the Prospectus. Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of Titan's wholly owned subsidiaries, the right to purchase shares of Datron Common Stock tendered pursuant to the Offer.

    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the shares of Datron Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the shares of Datron Common Stock that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of Datron Common Stock or other securities (other than shares of Titan Common Stock) issued or issuable in respect thereof on or after August 4, 2001 (collectively, "DISTRIBUTIONS")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Datron Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing such shares of Datron Common Stock (and any and all Distributions), or transfer ownership of such shares of Datron Common Stock (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Purchaser, (ii) present such shares of Datron Common Stock (and any and all Distributions) for transfer on the books of Datron, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Datron Common Stock (and any and all Distributions), all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Eric DeMarco and Nicholas Costanza, and each of them, in their respective capacities as officers of Titan, and any individual who shall thereafter succeed to any such office of Titan, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Datron stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the shares of Datron Common Stock (and any and all Distributions) tendered hereby and accepted for exchange by Titan or Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such shares of Datron Common Stock for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such shares of Datron Common Stock in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares of Datron Common Stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for shares of Datron Common Stock (or other Distributions) to be deemed validly tendered, immediately upon Purchaser's acceptance for exchange of such shares of Datron Common Stock, Purchaser must be able to exercise full voting, consent and other rights with respect to such shares of Datron Common Stock (and any and all Distributions), including voting at any meeting of Datron stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Datron Common Stock tendered hereby and all Distributions, that the undersigned owns the shares of Datron Common Stock tendered hereby, and that when the same are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares of Datron Common Stock tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the shares of Datron Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the shares of Datron Common Stock tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

    The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

    The undersigned understands that the valid tender of shares of Datron Common Stock pursuant to any one of the procedures described under "The Transaction--Procedure for Tendering" in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for exchange any of the shares of Datron Common Stock tendered hereby.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the shares of Titan Common Stock and a check for cash in lieu of fractional shares, and return any certificates representing shares of Datron Common Stock not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares of Datron Common Stock Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the shares of Titan Common Stock and a check for cash in lieu of fractional shares and return any certificates representing shares of Datron Common Stock not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares of Datron Common Stock Tendered." In the event that the boxes below entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the shares and a check for cash in lieu of fractional shares, and issue certificates representing shares of Datron Common Stock not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any shares of Datron Common Stock tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Issuance Instructions," to transfer any shares of Datron Common Stock from the name of the registered holder thereof if Purchaser does not accept for exchange any or all of the shares of Datron Common Stock so tendered.

---------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the shares of Titan Common Stock and the check for cash payable in lieu of fractional shares are to be issued in the name of someone other than the undersigned, if certificates representing shares of Datron Common Stock not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if shares of Datron Common Stock tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

  Issue  / /    check
         / /    certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________

  ____________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

  Credit the shares of Datron common stock tendered by book-entry transfer that are not accepted for exchange to DTC to the account number set forth below:

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

---------------------------------------------------------
---------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates representing shares of Datron Common Stock not tendered or not accepted for exchange and the shares of Titan Common Stock and the check for cash payable in lieu of fractional shares are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of shares of Datron Common Stock Tendered."

  Issue  / /    check
         / /    certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

-----------------------------------------------------

--------------------------------------------------------------------------------

                               IMPORTANT DOCUMENT
                             STOCKHOLDERS SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________
                          SIGNATURE(S) OF STOCKHOLDERS

  Dated ________________, 2001

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title) ______________________________________________________
                              (SEE INSTRUCTION 5)

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Taxpayer Identification or
  Social Security Number _____________________________________________________
                           (SEE SUBSTITUTE FORM W-9)

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Datron Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Authorized Signature _______________________________________________________

  Name(s) ____________________________________________________________________

  Area Code and Telephone Number _____________________________________________

  Dated ________________, 2001
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.  GUARANTEE OF SIGNATURES.

    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the book-entry transfer facility's systems whose name appears on a security position listing as the owner of the shares of Datron Common Stock) of shares of Datron Common Stock tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such shares of Datron Common Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the security transfer agents medallion program (an "eligible institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 5 of this Letter of Transmittal.

2.  DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY
PROCEDURES.

    This Letter of Transmittal is to be completed by stockholders of Datron either if certificates representing shares of Datron Common Stock are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of certificates representing shares of Datron Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and under "The Transaction--Procedure for Tendering" in the Prospectus. For a stockholder to validly tender shares of Datron Common Stock pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (with respect to book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates representing tendered shares of Datron Common Stock must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) certificates representing shares of Datron Common Stock must be delivered pursuant to the procedures for book-entry transfer set forth herein and under "The Transaction--Procedure for Tendering" in the Prospectus and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and under "The Transaction--Guaranteed Delivery" in the Prospectus.

    Stockholders whose certificates representing shares of Datron Common Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of Datron Common Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and under "The Transaction--Guaranteed Delivery" in the Prospectus.

    Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates representing all tendered shares of Datron Common Stock, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered shares of Datron Common Stock), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

    The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the shares of Datron Common Stock, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

    The signatures on this Letter of Transmittal cover the shares of Datron Common Stock tendered hereby.

    THE METHOD OF DELIVERY OF THE DATRON SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING

STOCKHOLDER. THE DATRON SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Datron Common Stock will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their shares of Datron Common Stock for exchange.

3.  INADEQUATE SPACE.

    If the space provided herein under "Description of Shares of Datron Common Stock Tendered" is inadequate, the number of shares of Datron Common Stock tendered and the share certificate numbers with respect to such shares of Datron Common Stock should be listed on a separate signed schedule attached hereto.

4.  PARTIAL TENDERS.

    NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER. If fewer than all the shares of Datron Common Stock evidenced by any share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of shares of Datron Common Stock that are to be tendered in the box entitled "Number of Shares of Datron Common Stock Tendered." In any such case, new certificate(s) for the remainder of the shares of Datron Common Stock that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All shares of Datron Common Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.  SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

    If this Letter of Transmittal is signed by the registered holder(s) of the shares of Datron Common Stock tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the shares of Datron Common Stock tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered shares of Datron Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates representing shares of Datron Common Stock.

    If this Letter of Transmittal or any Datron Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the shares of Datron Common Stock listed and transmitted hereby, no endorsements of certificates representing shares of Datron Common Stock or separate stock powers are required unless payment or certificates representing shares of Datron Common Stock not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates representing shares of Datron Common Stock or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates representing shares of Datron Common Stock listed and transmitted hereby, the certificates representing shares of Datron Common Stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing shares of Datron Common Stock. Signature(s) on any such certificates representing shares of Datron Common Stock or stock powers must be guaranteed by an Eligible Institution.

6.  STOCK TRANSFER TAXES.

    Any transfer taxes on the exchange of shares of Datron Common Stock pursuant to the Offer that are imposed on the acquirer of the shares of Datron Common Stock will be paid by Purchaser or on behalf of

Purchaser. Any transfer taxes on the exchange of shares of Datron Common Stock pursuant to the Offer that are imposed on the transferor of the shares of Datron Common Stock will be paid by you.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates representing the shares of Datron Common Stock tendered hereby.

7.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    If certificates representing shares of Titan Common Stock and a check for cash in lieu of fractional shares, and certificates representing shares of Datron Common Stock not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering shares of Datron Common Stock by book-entry transfer may request that shares of Datron Common Stock not purchased be credited to such account maintained at the book-entry transfer facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such shares of Datron Common Stock not purchased will be returned by crediting the account at the book-entry transfer facility designated above as the account from which such shares of Datron Common Stock were delivered.

8.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the notice of guaranteed delivery and the guidelines for certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the information agent at its address and phone number described below, or from your broker, dealer, commercial bank, trust company or other nominee.

9.  WAIVER OF CONDITIONS.

    Purchaser reserves the absolute right in its sole discretion (subject to terms of the merger agreement) to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the minimum tender condition, the U.S. antitrust clearance condition, the conditions relating to the effectiveness of the registration statement for the shares of Titan Common Stock to be issued in the Offer and the listing of shares of Titan Common Stock on The New York Stock, Exchange and the Datron tax opinion condition), in whole or in part.

10.  SUBSTITUTE FORM W-9.

    The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security number or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to Federal Backup Withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% (30.5% as of August 7, 2001) federal backup withholding tax on the payment of cash instead of fractional shares. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in
Part I and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% (30.5% as of August 7, 2001) on all cash paid instead of fractional shares.

11.  LOST, DESTROYED OR STOLEN SHARE CERTIFICATES.

    If any certificate(s) representing shares of Datron Common Stock has been lost, destroyed or stolen, the stockholder should promptly notify American Stock Transfer & Trust Company, Datron's transfer agent, by checking the box under "Description of Shares of Datron Common Stock Tendered." The stockholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION

DATE AND EITHER CERTIFICATES FOR TENDERED DATRON SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR DATRON SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                                TAX INFORMATION

    A stockholder whose tendered shares of Datron Common Stock are accepted for payment and who may receive cash instead of a fractional share is required to provide the Exchange Agent with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a "Taxpayer Identification Number" or "TIN") on the Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, any cash payments that are made to such stockholder pursuant to the Offer may be subject to 31% (30.5% as of August 7, 2001) federal backup withholding. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% (30.5% as of August 7, 2001) on all cash paid instead of fractional shares.

    Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

                         PURPOSE OF SUBSTITUTE FORM W-9

    To prevent federal backup withholding on cash payments that are made to a stockholder with respect to fractional shares pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The stockholder is required to give the Exchange Agent the TIN of the record owner of the shares of Datron Common Stock. If the shares of Datron Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in
Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days of its receipt of a Substitute Form W-9, the Exchange Agent will withhold 31% (30.5% as of August 7, 2001) on all cash paid instead of fractional shares.

-------------------------------------------------------------------------------------------------------------------------
                                     TAXPAYER IDENTIFICATION NO.--FOR ALL PART 1 ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                    Enter your taxpayer identification                                   PART 2 For Payees
FORM W-9                      number in the appropriate box. For  ------------------------------         Exempt From
DEPARTMENT OF THE             most individuals and sole               SOCIAL SECURITY NUMBER             Backup
TREASURY                      proprietors, this is your Social                  OR                       Withholding
INTERNAL REVENUE SERVICE      Security Number.                                                           (SEE ENCLOSED
PAYER'S REQUEST FOR           For other entities, it is your      ------------------------------         GUIDELINES)
TAXPAYER                      Employer Identification Number. If  EMPLOYEE IDENTIFICATION NUMBER
IDENTIFICATION NO.            you do not have a number, see "How
                              to Obtain a TIN" in the enclosed
                              GUIDELINES.
                              Note: If the account is in more
                              than one name, see the chart on
                              page 2 of the enclosed GUIDELINES
                              to determine what number to enter.
-------------------------------------------------------------------------------------------------------------------------
PART 3--CERTIFICATION--Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting            PART 4
    for a number to be issued to me);                                                                 AWAITING TIN / /
(2) I am not subject to backup withholding either because (a) I am exempt from backup              ---------------------
    withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I            PART 5
    am subject to backup withholding as a result of a failure to report all interest or                EXEMPT TIN / /
    dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
    and
(3) Any information provided on this form is true, correct and complete.
CERTIFICATION INSTRUCTIONS--You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such Item (2).
-------------------------------------------------------------------------------------------------------------------------
SIGNATURE: ________________________    DATE: ________________________, 2001
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% (30.5% AS OF AUGUST 7, 2001) OF ANY CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (a) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (b) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE EXCHANGE AGENT, 31% (30.5% AS OF AUGUST 7, 2001) PERCENT OF ALL CASH PAYMENTS MADE TO ME WILL BE WITHHELD, BUT WILL BE REFUNDED TO ME IF I PROVIDE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS.

Signature _____________________________        Date ____________________________

Name (Please Print) ____________________

--------------------------------------------------------------------------------

    Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent for the Offer as described below:

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                           Attention: Thomas A. Long
                          77 Water Street, 20th Floor
                               New York, NY 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 848-3409